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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2006

                             Genesee & Wyoming Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                 001-31456            06-0984624
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    (State or other jurisdiction     (Commission         (I.R.S. Employer
         of incorporation)           File Number)       Identification No.)

                  66 Field Point Road,
                 Greenwich, Connecticut                        06830
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        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3722

                                 Not Applicable
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On November 1, 2006, Genesee & Wyoming Inc. (GWI) issued a press release reporting financial results for the third quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02 and is incorporated herein by reference.

ITEM 8.01 Other Events

On November 1, 2006, GWI announced a delay in the restoration of hurricane-damaged rail line in Mexico and a write-down of Mexican assets in the third quarter of 2006. The press release announcing these developments, filed as Exhibits 99.2 hereto, and the information set forth therein is filed under this
Item 8.01 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibit.

99.1 Press release, dated November 1, 2006 announcing results for the third quarter of 2006

99.2 Press release, dated November 1, 2006 announcing delay in restoration of hurricane-damaged rail line and write-down of Mexican assets

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GENESEE & WYOMING INC.

November 1, 2006                                 By:    /s/ Timothy J. Gallagher
                                                        ------------------------
                                                 Name:  Timothy J. Gallagher
                                                 Title: Chief Financial Officer